UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 6, 2025
AMERICAN AIRLINES GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Skyview Drive,	Fort Worth,	Texas	76155
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code:
(682) 278-9000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AAL	The Nasdaq Global Select Market
Preferred Stock Purchase Rights	—	(1)
(1) Attached to the Common Stock
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
On August 6, 2025, the Board of Directors (the “Board”) of American Airlines Group Inc. (the “Company”) approved certain amendments to the Company’s Fourth Amended and Restated Bylaws, effective immediately (as amended and restated, the “Fifth Amended and Restated Bylaws”). Among other things, the Fifth Amended and Restated Bylaws:
(i)update for developments in case law and market practice and enhance procedural mechanics and disclosure requirements in connection with shareholder nominations of directors and submissions of proposals regarding other business at shareholder meetings, including, without limitation, by requiring additional background information and disclosures regarding proposing shareholders, proposed director nominees and business, and other persons related to a shareholder’s solicitation of proxies;
(ii)bolster the forum selection requirements established in the Company’s Certificate of Incorporation, including by adopting a federal forum provision, selecting federal courts as the exclusive forum for claims under the Securities Act of 1933, as amended unless the Company selects or consents to the selection of an alternative forum;
(iii)provide the Board with clearer authority and flexibility to bring additional business before a shareholder meeting not specified in the notice and delegate authority to Board committees;
(iv)modernize and update sections on directors and officers to reflect the Company’s current corporate governance practices, and
(v)make other technical, conforming, modernizing and clarifying amendments.
The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Fifth Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein. A version of the Fifth Amended and Restated Bylaws that is marked to show changes from the Fourth Amended and Restated Bylaws is filed as Exhibit 3.2 hereto and is incorporated by reference herein.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

3.1	Fifth Amended and Restated Bylaws of American Airlines Group Inc.

3.2	Fifth Amended and Restated Bylaws of American Airlines Group Inc., marked to show changes

104	Cover page interactive data file (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES GROUP INC.

Date: August 7, 2025	By:	/s/ Michelle Earley
Michelle Earley
Corporate Secretary